EXHIBIT 32.2


                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Minden Bancorp, Inc. (the "Company") on Form 10- KSB for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Becky T. Harrell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ Becky T. Harrell
                                               --------------------
                                               Becky T. Harrell
                                               Chief Financial Officer,
                                               April 2, 2007


      A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Minden Bancorp, Inc. and will be retained by Minden Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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